SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	December 28, 2005
(Date of earliest event reported)	December 28, 2005

Landmark Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-20878	43-1930755
(Commission File Number)	(I.R.S. Employer Identification Number)

800 Poyntz Avenue, Manhattan, Kansas	66502
(Address of principal executive offices)	(Zip Code)

(785) 565-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 FR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 8.01.   Other Events.

On December 28, 2005, Landmark Bancorp, Inc. (NASDAQ – LARK) issued a press release announcing that it now expects to consummate the previously announced acquisition of First Manhattan Bancorporation, Inc. effective January 1, 2006.  Additionally, Landmark announced that it has signed an agreement to sell the real estate and building housing its banking facility at 800 Poyntz Avenue in Manhattan, Kansas.  Landmark plans to move its banking operation to the banking facility located at 701 Poyntz Avenue which it is acquiring through its acquisition of First Manhattan Bancorporation, Inc.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits

(a)                                  Financial Statements of Business Acquired.

None.

(b)                                 Pro Forma Financial Information.

None.

(c)                                  Exhibits.

99.1                                                                           Press Release, dated December 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDMARK BANCORP, INC.

Dated: December 28, 2005	By:	/s/ Mark A. Herpich
Mark A. Herpich
Vice President, Secretary, Treasurer and Chief Financial Officer